UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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VERSAILLES FINANCIAL CORPORATION

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VERSAILLES FINANCIAL CORPORATION

October 17, 2011

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Versailles Financial Corporation, the parent company of Versailles Savings and Loan Company.  The Annual Meeting will be held at our main office, located at 27 East Main Street, Versailles, Ohio at 10:00 a.m. (Eastern Time) on November 15, 2011.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting we will also report on the operations of Versailles Financial Corporation.  Our directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting includes the election of one director, the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the year ending June 30, 2012, and the approval of the Versailles Financial Corporation 2011 Equity Incentive Plan.

Our Board of Directors has determined that the election of the nominee, the ratification of the appointment of our independent registered public accounting firm, and the approval of the Versailles Financial Corporation 2011 Equity Incentive Plan are in the best interests of Versailles Financial Corporation and its stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of the nominee, the ratification of the appointment of our independent registered public accounting firm, and the approval of the Versailles Financial Corporation 2011 Equity Incentive Plan.

Also enclosed for your review is our Annual Report on Form 10-K for the year ended June 30, 2011, which contains detailed information concerning our activities and operating performance.  On behalf of the Board of Directors, please take a moment now to complete, sign, date and return the proxy card in the postage-paid envelope provided.  Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,
/s/ Edward L. Borchers	/s/ Douglas P. Ahlers

Edward L. Borchers	Douglas P. Ahlers
Chairman of the Board	President and Chief Executive Officer

VERSAILLES FINANCIAL CORPORATION
27 East Main Street
Versailles, Ohio 45380
(937) 526-4515

NOTICE OF
2011 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 15, 2011

Notice is hereby given that the 2011 Annual Meeting of Stockholders of Versailles Financial Corporation (the “Meeting”) will be held at our main office, located at 27 East Main Street, Versailles, Ohio at10:00 a.m. (Eastern Time) on November 15, 2011.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of one director of Versailles Financial Corporation;
2.	The ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for Versailles Financial Corporation for the year ending June 30, 2012;
3.	The approval of the Versailles Financial Corporation 2011 Equity Incentive Plan; and

such other matters as may properly come before the Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned.  Stockholders of record at the close of business on September 30, 2011 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF VERSAILLES FINANCIAL CORPORATION A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

Our Proxy Statement and Annual Report on Form 10-K for the year ended June 30, 2011 are available at http://www.cfpproxy.com/6766.

By Order of the Board of Directors
/s/ Cheryl J. Leach

Cheryl J. Leach
Secretary
Versailles, Ohio
October 17, 2011

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

VERSAILLES FINANCIAL CORPORATION
27 East Main Street
Versailles, Ohio 45380
(937) 526-4515

2011 ANNUAL MEETING OF STOCKHOLDERS
November 15, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Versailles Financial Corporation to be used at the Annual Meeting of Stockholders of Versailles Financial Corporation, which will be held at our main office, located at 27 East Main Street, Versailles, Ohio at 10:00 a.m. (Eastern Time) on November 15, 2011 and all adjournments of the annual meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 17, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof.  Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by signing and returning your Proxy Card to Versailles Financial Corporation.  Proxies received by Versailles Financial Corporation that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Versailles Financial Corporation, Cheryl J. Leach, at the address shown above, by returning a duly executed proxy bearing a later date by mail, as described on your Proxy Card or voting in person at the annual meeting.  The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the record stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Versailles Financial Corporation prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as noted below, holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on September 30, 2011 are entitled to one vote for each share then held.  As of September 30, 2011, there were 427,504 shares of common stock issued and outstanding.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the

Securities Exchange Act of 1934.  The following table sets forth, as of September 30, 2011, the shares of our common stock held by our directors and executive officers, individually and as a group, and by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.  The mailing address for each of our directors and executive officers and the Versailles Savings and Loan Company Employee Stock Ownership Plan is 27 East Main Street, P.O. Box 92, Versailles, Ohio 45380.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percent of All Common Stock Outstanding

Five Percent Stockholders:

Versailles Savings and Loan Company Employee Stock Ownership Plan(2)	34,200		8.0%

Directors and Executive Officers:

Douglas P. Ahlers President, Chief Executive Officer and Director	15,556	(3)	3.64%
Cheryl J. Leach Executive Vice President, Chief Financial Officer and Secretary	1,376	(4)	*
Jerome F. Bey, III Vice President and Senior Lender	2,330	(5)	*
Edward L. Borchers Chairman of the Board	29,000	(6)	6.78%
Kevin J. Drees Director	23,500	(7)	5.50%
Thomas J. Guillozet Director	14,793	(8)	3.46%
James C. Poeppelman Director	30,000	(9)	7.01%

All directors and executive officers as a group (7 persons)	115,393		26.99%
_________________________
*	Less than 1%.
(1)
In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

(2)
An aggregate of 1,710 shares held in the ESOP have been allocated to participant accounts.  The ESOP trustee will vote the unallocated stock in proportion to the voting instructions received from ESOP participants with respect to the allocated shares.

(3)	Includes 15,000 shares held through the Versailles Savings and Loan Company Deferred Compensation Plan and 566 shares held by our employee stock ownership plan.
(4)	Includes 376 shares held by our employee stock ownership plan.
(5)	Includes 2,100 shares held in an IRA for the benefit of Mr. Bey and 230 shares held by our employee stock ownership plan.
(6)
Includes 15,000 shares held in the Edward L. Borchers Trust and 14,000 shares held in the Marilyn J. Borchers Trust.  Mr. Borchers is deemed to have shared voting and dispositive power over all shares together with his wife.

(7)
Includes 5,000 shares held through the Versailles Savings and Loan Company Deferred Compensation Plan, 1,500 shares held by his wife and 7,000 shares held by an IRA for the benefit of his wife.  Mr. Drees is deemed to have shared voting and dispositive power over all shares together with his wife.

(8)	Includes 2,228 shares held through the Versailles Savings and Loan Company Deferred Compensation Plan and 6,565 shares held in an IRA for the benefit of Mr. Guillozet.
(9)
Includes 13,232 shares held through the Versailles Savings and Loan Company Deferred Compensation Plan and 15,000 shares held by Mr. Poeppelman’s wife, over which Mr. Poeppelman is deemed to have shared voting and dispositive power together with his wife.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.  Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification.  The affirmative vote of a majority of the shares voted at the meeting is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending June 30, 2012.  Shares as to which the “ABSTAIN” box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter.  Broker non-votes are not entitled to vote on the matter.

  As to the approval of the Versailles Financial Corporation 2011 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR approval of the plan; (ii) vote AGAINST approval of the plan; or (iii) ABSTAIN from voting on the plan.  The affirmative vote of a majority of the shares voted at the meeting is required for the Versailles Financial Corporation 2011 Equity Incentive Plan to be approved.  Shares as to which the “ABSTAIN” box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter.  Broker non-votes are not entitled to vote on the matter.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors consists of five members.  Our bylaws provide that approximately one-third of the directors are to be elected annually.  Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify.  One director will be elected at the annual meeting and will serve until his successor has been elected and qualified.  The Governance/Nominating Committee has recommended Edward L. Borders as a nominee, and the Board of Directors had nominated Mr. Borchers, to serve as director for a three-year term.

The table below sets forth certain information regarding the composition of our Board of Directors as of August 31, 2011, including the terms of office of Board members, and regarding executive officers who are not directors.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominee identified below.  If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected.  Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.  None of the shares beneficially owned by directors, executive officers or nominee to the board of directors have been pledged as security or collateral for any loans.

Name and Address(1)	Age	Positions Held	Director Since(2)	Term Expires

		NOMINEES
Edward L. Borchers	72	Chairman of the Board	1981	2011

		DIRECTORS CONTINUING IN OFFICE
Douglas P. Ahlers	56	President, Chief Executive Officer and Director	1994	2012
Kevin J. Drees	49	Director	2005	2012
Thomas L. Guillozet	52	Director	2006	2013
James C. Poeppelman	59	Director	2000	2013

		EXECUTIVE OFFICERS
Cheryl J. Leach	59	Executive Vice President, Chief Financial Officer and Secretary	N/A	N/A
Jerome F. Bey, III	39	Vice President and Senior Lender	N/A	N/A
_________________________

(1)	The address of each person listed is 27 East Main Street, P.O. Box 92, Versailles, Ohio 43580.
(2)
Reflects initial appointment to the Board of Directors of Versailles Savings and Loan Company.  Each director of Versailles Financial Corporation is also a director of Versailles Savings and Loan Company.

Directors

The business experience for the past five years of each of our directors and executive officers is set forth below.  Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Edward L.  Borchers.  Mr. Borchers is currently retired.  From 1990 until 2006, he was the President of Superior Aluminum Products, Inc., Russia, Ohio.  Mr. Borchers was selected to serve as a director because his experience managing a small business and his knowledge of our community provides insight and perspective with respect to general business operations, as well as reviewing financial statements.

Douglas P. Ahlers.  Mr. Ahlers has served as President of Versailles Savings and Loan Company, a subsidiary of the Company since 1994, and as President and Chief Executive Officer of the Company since its formation in 2009.  Prior to 1994, Mr. Ahlers served as a commercial loan officer at Fifth Third Bank for six years.  Mr. Ahlers was selected to serve as a director because his experience managing financial institutions and his extensive service at Versailles Savings and Loan Company provide a broad and unique perspective on the challenges facing our organization and on our business operations and strategy.

Kevin J. Drees.  Mr. Drees is the owner of Urb Drees Construction, a residential home construction company located in Versailles, Ohio.  He has been president since 1994. Mr. Drees was selected to serve as a director because his experience managing a small business, his knowledge of the housing industry and his community involvement provide insight and perspective with respect to trends in our community and general business operations, as well as reviewing financial statements.

Thomas L. Guillozet.  Mr. Guillozet has served as a partner in the law firm of Hanes, Schipfer, Cooper, Graber & Guillozet, Ltd., located in Greenville and Versailles, Ohio, since 1988. He has represented various banking clients in commercial and residential real estate closings, work-out negotiations, merger agreements and general issues related to banking law.  In the management of his firm, Mr. Guillozet is also experienced in the areas of marketing, budgeting, public relations, collections and employment issues.  Mr. Guillozet was selected to serve as a director because his experience as an attorney practicing in the area of banking law, particularly with respect to real estate and lending law, and his service to the community provide unique insight and perspective with respect to our operations, including legal and compliance issues related to our business.

James C. Poeppelman.  Mr. Poeppelman is the President and Owner of C.F. Poeppelman, Inc., a concrete supply firm located in Bradford, Ohio.  He has served in that position since 1985.  Jim holds a degree in civil engineering.  Mr. Poeppelman was selected to serve as a director because his knowledge of construction in commercial, agricultural and residential construction, his experience managing a small business and his community involvement provides insight and perspective with respect to trends in our community and general business operations, as well as reviewing financial statements.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers (other than Mr. Ahlers) is set forth below.  All executive officers have held their present positions for five years unless otherwise stated.

Cheryl J. Leach.  Ms. Leach is the Chief Financial Officer of Versailles Savings and Loan Company, a subsidiary of the Company, a position she has held since 1992.  She has served as Executive Vice President, Chief Financial Officer and Secretary of the Company since its formation in 2009.

Jerome F. Bey, III.  Mr. Bey is the Senior Lender of Versailles Savings and Loan Company, a subsidiary of the Company.  Prior to joining the Bank in March, 2009, Mr. Bey served as Vice President of Consumer Lending at Second National Bank from 2000 to 2009.

Board Independence

The Board of Directors has determined that as of the date of this proxy statement, each of our directors, with the exception of Messrs. Ahlers and Drees, is “independent” within the meaning of the Nasdaq Stock Market corporate governance listing standards.  Mr. Ahlers is not independent by virtue of his being President and Chief Executive Officer of Versailles Financial Corporation and Versailles Savings and Loan Company.  Mr. Drees is not independent by virtue of his being the President and owner of Urb Drees Construction, which was awarded a contract for the construction of the Company’s new main office for approximately $1.2 million after sealed bids were submitted to the architectural firm engaged by the Company and after the approval of the Board of Directors, with Mr. Drees abstaining from discussion and voting on the matter.

In determining the independence of the other directors, the Board of Directors considered the following facts.  Versailles Savings and Loan Company paid legal fees of approximately $7,800 in 2011 to the law firm of Hanes, Schipfer, Cooper, Graber, & Guillozet, Ltd., of which Director Guillozet is a partner.  C.F. Poeppelman, Inc., of which Director Poeppelman is the President and Owner, will receive approximately $70,000 related to the purchase of certain building materials by subcontractors in the construction of the Company’s new main office.  The Board of Directors determined that the payment of the legal fees does not interfere with Mr. Guillozet’s exercise of independent judgment in carrying out his responsibilities as a director, and that the payment of market prices for building materials does not interfere with Mr. Poeppelman’s exercise of independent judgment in carrying out his responsibilities as a director.

Board Independence, Leadership Structure and Risk Oversight

To assure effective and independent oversight of management, the Board of Directors separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board.  The Chairman of the Board is an independent, non-management role. In addition, to minimize the risk involved with having our president and chief executive officer serve on our board of directors, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our independent audit and internal controls.  We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Versailles Financial Corporation as well as through internal and external audits.  Risks relating to the direct operations of Versailles Savings and Loan Company are further overseen by the Board of Directors of Versailles Savings and Loan Company, who are the same individuals who serve on the Board of Directors of Versailles Financial Corporation.  The Board of Directors of Versailles Savings and Loan Company also has additional committees that conduct risk oversight separate from Versailles Financial Corporation. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Meetings and Committees of the Board of Directors

The business of Versailles Financial Corporation is conducted at regular and special meetings of the full Board and its standing committees.  The standing committees consist of the Audit Committee, the Governance/Nominating Committee, and the Compensation Committee. During the year ended June 30, 2011, the Board of Directors met at twelve regular meetings and seven special meetings.  No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the board of directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).

Audit Committee

The Audit Committee consists of Directors Borchers (Chairman) and Poeppelman. Each member of the Audit Committee is “independent” as defined in the Nasdaq Stock Market corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3.  Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.versaillessavingsbank.com.

Our management is primarily responsible for our financial reporting and internal and disclosure controls.  However, the Audit Committee is responsible for our relationship with our independent registered public accounting firm.  The Audit Committee also receives reports with respect to our financial reporting, internal control over financial reporting and disclosure controls.  In addition, the Audit Committee reviews our unaudited interim financial statements and audited year-end financial statements.  Finally, the Audit Committee maintains a procedure for confidential employee complaints regarding accounting matters.  The Audit Committee met four times during the year ended June 30, 2011.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended June 30, 2011;

•
We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication With Audit Committees” as amended; and

•
We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2011 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Crowe Horwath LLP as our independent registered public accounting firm for the year ending June 30, 2012.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Versailles Financial Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee, which consists of Directors Borchers and Poeppelman.

Governance/Nominating Committee

The Governance/Nominating Committee consists of Directors Guillozet (Chairman), Borchers and Poeppelman.  Each member of the Governance/Nominating Committee is considered “independent” as defined in the Nasdaq Stock Market corporate governance listing standards.  Our Board of Directors has adopted a written charter for the Governance/Nominating Committee, which is available on our website at www.versaillessavingsbank.com.  The Governance/Nominating Committee met two times during the year ended June 30, 2011.

The functions of the Governance/Nominating Committee include the following:

•	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	indentifying individuals qualified to become members of the Board of Directors and considering recommendations by stockholders for director nominations;

•	conducting reviews as appropriate into the background and qualification so director candidates;

•	recommending candidates to the Board of Directors for nomination as directors;

•	adopting procedures and considering the submission of recommendations by stockholders for nominees for election to the Board of Directors;

•
reviewing the structure and performance of the Board of Directors and its committees and making recommendations with respect to the Board of Directors and its committees, including size and composition;

•	considering and making recommendations regarding the performance of the Board of Directors and its committees; and

•	making recommendations regarding continuing education and corporate governance guidelines.

The Governance/Nominating Committee begins the nominee identification process by evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  Thus, under some circumstances, the Governance/Nominating Committee may choose not to consider an unsolicited recommendation.

If any member of the Board does not wish to continue in service, or if the Governance/Nominating Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Governance/Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  In considering director candidates, the Committee will seek persons who, at a minimum, satisfy the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Versailles Financial Corporation and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq Stock Market corporate governance listing standards. Although the Governance/Nominating Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process.  While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Governance/Nominating Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further our role as a community-based financial institution.

Procedures for the Recommendation of Director Nominees by Stockholders.  The Governance/Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Governance/Nominating Committee will consider candidates submitted by our stockholders.  Stockholders can submit the names of qualified candidates for Director by writing to us at 27 East Main Street, P.O. Box 92, Versailles, Ohio 45380, Attention: Chairman, Nominating and Governance Committee. In order for the recommendation to be timely, the Chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting.  If the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely the recommendation must be delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•
the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Versailles Financial Corporation or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board.  A stockholder of Versailles Financial Corporation who wants to communicate with the Board of Directors or with any individual director can write to us at 27 East Main Street, P.O. Box 92, Versailles, Ohio, 45380, Attention: Chairman, Governance/Nominating Committee.  The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, the Chairman will:

•	forward the communication to the director or directors to whom it is addressed;

•
attempt to handle the inquiry directly, or forward the communication for response by an employee of Versailles Financial Corporation.  For example, a request for information about us on a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Compensation Committee

The Compensation Committee consists of Directors Poeppelman (Chairman), Borchers and Guillozet. None of these individuals was an officer or employee of Versailles Financial Corporation during the year ended June 30, 2011, or is a former officer of Versailles Financial Corporation or Versailles Savings and Loan Company.  Each member of the Compensation Committee is considered “independent” as defined in the Nasdaq Stock Market corporate governance listing standards.  The committee meets on an as needed basis.  Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.versaillessavingsbank.com.  The Compensation Committee met two times during the year ended June 30, 2011.

The role of the Compensation Committee is to review annually the performance and compensation levels of our executive officers and directors and recommend compensation, including salary, bonus, incentive and equity compensation of our executive officers and directors to the Board of Directors.  Douglas P. Ahlers, our President and Chief Executive Officer, does not participate in Compensation Committee discussions or recommendations relating to the determination of his compensation. The Compensation Committee also reviews and makes recommendations regarding certain of our other compensation policies, plans and programs.  The Compensation Committee will also administer any stock-based incentive or compensation plan that we may adopt in the future.  The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

The Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Versailles Financial Corporation and Versailles Savings and Loan Company.  It is intended that our executive compensation program will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders.  Our compensation program has three key elements of total direct compensation: base salary, annual incentive compensation and long-term incentives.

While the Compensation Committee does not use strict numerical formulas to determine changes in compensation, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of our operations, the experience, expertise and management skills of the executive officers and their roles in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions.  While each of the quantitative and non-quantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers.  Rather, all factors were considered.

Base Salaries.  Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual’s performance and contribution to our long-term goals, performance targets, our financial performance and other relevant factors.

Annual Incentive Compensation.  Payouts related to annual incentive compensation are based on the attainment of annual performance objectives.  Individual payouts are a function of our financial performance and the performance of the individual executive based upon goals established and approved by the Compensation Committee.  The Compensation Committee believes that this formula provides a direct link between financial performance and actual compensation.

Long-Term Incentives. The Compensation Committee believes that long-term incentives, specifically stock options and stock awards, should be a key component of our executive and director compensation programs in the future.  These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.  The Board of Directors has adopted a stock-based incentive plan that provides for grants of stock options and restricted common stock awards, and has submitted this plan to the stockholders for approval at the Annual Meeting.  Before we can grant any stock options or restricted common stock awards, the plan must be approved by our stockholders.  Please see “Proposal III – Approval o f the Versailles Financial Corporation 2011 Equity Incentive Plan” for important information regarding the proposed incentive plan and the Board of Directors’ recommendation as to such proposal.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions.  The Code of Ethics is available on our website at www.versaillessavingsbank.com.  Amendments to and waivers from the Code of Ethics will be filed with the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934.  The officers and directors of Versailles Financial Corporation and beneficial owners of greater than 10% of our shares of common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership.  Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis.  Based on our review of such ownership reports no officer, director or 10% beneficial owner of Versailles Financial Corporation failed to file such ownership reports on a timely basis for the year ended June 30, 2011.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

Summary Compensation Table.  The following table sets forth for the years ended June 30, 2011 and June 30, 2010 certain information as to the total compensation paid by us to Douglas P. Ahlers, who serves as President and Chief Executive Officer.  No other executive officer earned total compensation that exceeded $100,000 during the year ended June 30, 2011.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
Douglas P. Ahlers	2011	101,500	8,000	--	33,887	143,387
President and Chief Executive Officer	2010	98,500	6,000	--	33,490	137,990
_________________________
(1)	No above-market earnings were paid to the named executive officers under the Versailles Savings and Loan Company Deferred Compensation Plan.
(2)
Amounts in this column reflect what Versailles Savings and Loan Company paid for, or reimbursed, the named executive officer for various benefits and perquisites.  A break-down of the various elements of compensation in this column for the year ended June 30, 2011 is set forth in the table provided below.

Name	Board Fees ($)	Employer Contributions to Deferred Compensation Plan ($)(1)	Employer Contributions to 401(k) Plan ($)	Insurance Premiums Paid ($)(2)	Total All Other Compensation ($)
Douglas P. Ahlers	12,600	9,768	3,285	8,234	33,887
__________________________
(1)	Reflects employer contribution to the Versailles Savings and Loan Company Deferred Compensation Plan.
(2)	Reflects insurance premiums paid by Versailles Savings and Loan Company for life, disability and health insurance.

Benefit Plans and Agreements

Employment Agreement.  Versailles Savings and Loan Company entered into an employment agreement with Mr. Ahlers on January 8, 2010.  The agreement with Mr. Ahlers has an initial term of three years.  Commencing on the first anniversary of the agreement and on each subsequent anniversary thereafter, the agreement will be renewed for an additional year so that the remaining term will be three years, unless the Board elects not to extend the term of the agreement by giving written notice to Mr. Ahlers.  Under the agreement, the current base salary is $103,000.  In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to senior executives.  Mr. Ahlers’ employment may be terminated for cause at any time, in which event Mr. Ahlers would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in Mr. Ahlers’ termination or resignation will entitle Mr. Ahlers to payments of severance benefits following termination of employment.  In the event Mr. Ahlers’ employment is terminated for reasons other than for cause, disability or retirement, or in the event Mr. Ahlers resigns during the term of the agreement following (i) failure to elect or reelect or to appoint or reappoint Mr. Ahlers to his executive position, (ii) a material change in the nature or scope of Mr. Ahlers’ authority resulting in a reduction of the responsibility, scope, or importance of Mr. Ahlers’ position, (iii) relocation of Mr. Ahlers’ office by more than 20 miles, (iv) a material reduction in the benefits or perquisites paid to Mr. Ahlers unless such reduction is employer-wide, (vi) the liquidation or dissolution of Versailles Savings and Loan Company, or (vi) a material breach of the employment agreement by Versailles Savings and Loan Company, then Mr. Ahlers would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus Mr. Ahlers would be entitled to receive for the remaining unexpired term of the employment agreement.  For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on Mr. Ahlers’ behalf under Versailles Savings and Loan Company’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if Mr. Ahlers had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period.  Section 409A of the Internal Revenue Code may require that a portion of the above payments cannot be made until six months after termination of employment if Mr. Ahlers is a “specified employee” as defined under Section 409A of the Internal Revenue Code.  In addition, Mr. Ahlers would be entitled, at no expense to him, to the continuation of life, medical, and dental coverage for the remaining unexpired term of the employment agreement.

In the event of a change in control of Versailles Savings and Loan Company or Versailles Financial Corporation, followed by Mr. Ahlers’ involuntary termination or resignation for one of the reasons set forth above, then Mr. Ahlers would be entitled to a severance payment in the form of a cash lump sum equal to (a) three times the sum of (i) the highest rate of base salary paid to Mr. Ahlers at any time, and (ii) the highest bonus paid to Mr. Ahlers with respect to the three completed fiscal years prior to the change in control, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on Mr. Ahlers’ behalf under Versailles Savings and Loan Company’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if Mr. Ahlers had continued working for an additional 36 months after termination of employment, earning the salary that would have been achieved during such period.  In addition, Mr. Ahlers would be entitled, at no expense to him, to the continuation of life, medical, and dental coverage for 36 months following the termination of employment.

Notwithstanding the above, in the event payments to Mr. Ahlers on a change in control exceed three times Mr. Ahler’s average taxable income for the five years ending in the year immediately preceding the year of a change in control (the “Section 280G Threshold”), payments under the employment agreement with Versailles Savings and Loan Company would be reduced in order to avoid this result.

Under Mr. Ahlers’ employment agreement, if Mr. Ahlers becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, Mr. Ahlers would receive benefits under any short-term or long-term disability plans maintained by Versailles Savings and Loan Company, plus, if the amount paid under such disability programs is less than Mr. Ahlers’ base salary, Versailles Savings and Loan Company shall pay Mr. Ahlers an additional amount equal to the difference between such disability plan benefits and the amount of Mr. Ahlers’ base salary for the longer of one (1) year following the termination of employment due to disability or the remaining term of the agreement.  Versailles Savings and Loan Company will also provide Mr. Ahlers with continued life, medical and dental coverage until the earlier of (i) the date Mr. Ahlers returns to employment with Versailles Savings and Loan Company, (ii) Mr. Ahlers’ full-time employment with another employer, (iii) the expiration of the remaining term of the agreement, or (iv) Mr. Ahlers’ death.  In the event of Mr. Ahlers’ death, Mr. Ahlers’ estate or beneficiaries will be paid Mr. Ahlers’ base salary for one (1) year from Mr. Ahlers’ death, and continued medical, dental and other insurance for twelve (12) months following Mr. Ahlers’ death.  Upon retirement at age 67, Mr. Ahlers will receive only those benefits to which he is entitled under any retirement plan of Versailles Savings and Loan Company to which he is a party.

Upon termination of Mr. Ahlers’ employment, Mr. Ahlers shall be subject to certain restrictions on his ability to compete, or to solicit business or employees of Versailles Savings and Loan Company for a period of one year following termination of employment.

Deferred Compensation Plans. Versailles Savings and Loan Company maintains two deferred compensation plans for selected officers and directors.  Mr. Ahlers and directors Borchers and Poeppelman currently participate in both deferred compensation plans.  Because directors Drees and Guillozet were initially elected to the Board of Directors after December 31, 2004, they participate only in the second deferred compensation plan.  The two deferred compensation plans contain substantially identical terms.  To comply with changes in federal tax laws, Versailles Savings and Loan Company elected to cease all employee, director and employer contributions to the first deferred compensation plan as of December 31, 2004.  Contributions made after 2004 are made to the second deferred compensation plan.  For purposes of this discussion, the second deferred compensation plan is referred to as the “2005 Deferred Compensation Plan.” In August 2009, Versailles Savings and Loan Company’s Board of Directors amended both deferred compensation plans to permit the account balances to be invested in the common stock of Versailles Financial Corporation and to permit director fees paid by Versailles Financial Corporation, if any, to be deferred.  In August 2009, Versailles Savings and Loan Company’s Board of Directors also adopted a rabbi trust to hold shares of common stock of Versailles Financial Corporation that may be purchased with assets of the plans.

Under the 2005 Deferred Compensation Plan, Mr. Ahlers receives an annual amount contributed to his account equal to 8% of the cash compensation that he earned during a calendar year.  Non-Employee Directors that participate in the plan receive a contribution equal to 24% of the cash compensation earned during a calendar year.  In addition, participants in the plan are permitted to defer up to 25% of their salary and cash bonuses and up to 100% of board fees.  Both deferred compensation plans, which are unfunded plans, provide that at the end of each calendar year, Versailles Savings and Loan Company shall credit the average balance credited to the participant’s account during the year with an investment return equal to the highest annual return that Versailles Savings and Loan Company is paying on January 1 of the particular year on certificates of deposit having a term of one year or less or, as elected by a participant, an amount equal to Versailles Savings and Loan Company’s actual return on average equity for the particular year.  If assets are invested in the common stock of Versailles Financial Corporation, the appreciation or depreciation will be determined solely by the fair market value of the common stock.  In addition, each participant is always 100% vested in his account balance, except that a participant will forfeit the amount of employer contributions upon a termination for just cause, as such term is defined in the plan.  Participants will receive a distribution upon termination of service, or if earlier, the occurrence of an unforeseen hardship.  For the year ended June 30, 2011, Mr. Ahlers deferred $12,600 and received an employer contribution of $9,768 under the 2005 Deferred Compensation Plan.  The amounts of director fees and employer contributions received by each director other than Mr. Ahlers is set forth under “—Director Compensation.”  Each director deferred all of the director fees that he received, except for Mr.Guillozet, who deferred $5,725.

401(k) Savings Plan.  Versailles Savings and Loan Company maintains a tax-qualified defined contribution plan for eligible employees (the “401(k) Savings Plan”).  All employees at least age 21 who have completed at least one year of service are eligible to participate in the 401(k) Savings Plan.  Eligible employees may elect to defer up to 50% of their compensation in any taxable year, subject to Internal Revenue Service limits.  Versailles Savings and Loan Company may make a matching contribution on the first 6% of compensation that eligible employees defer.  In addition, Versailles Savings and Loan Company may make annual discretionary contributions to the 401(k) Savings Plan which is shared among all eligible participants, including Mr. Ahlers.  Participants are always 100% vested in their salary deferrals and become 100% vested in the employer matching and profit sharing contributions made to their account upon the completion of 6 years of service.

Defined Benefit Pension Plan. Versailles Savings and Loan Company maintain a tax-qualified defined benefit pension plan for eligible employees (the “Pension Plan”) that covers substantially all of our employees.  All employees at least age 21 who have completed at least one year of service are eligible to participate in the Pension Plan.  Participants in the pension plan become fully vested in their retirement benefits upon completion of 6 years of service.  They also become 100% vested upon attaining age 65 or upon death.  A participant who terminates employment on or after reaching age 65 and completing 25 years of service is entitled to the full retirement benefit.  A participant’s normal retirement benefit is generally based on a formula that takes into account 60% of a participant’s average monthly compensation, subject to certain reductions.  The Pension Plan permits early retirement at age 60 if a participant has completed 6 years of service.  Eligible participants who elect an early retirement benefit will receive a reduced normal retirement benefit.  As of December 31, 2009, Mr. Ahlers was eligible for early retirement but not eligible for normal retirement.

We made contributions to the pension plan of $57,960 for the plan year ending April 30, 2011 and $52,869 for the plan year ending April 30, 2010.

Employee Stock Ownership Plan.  The Board of Directors of Versailles Savings and Loan Company adopted an employee stock ownership plan for eligible employees effective January 1, 2010.  Eligible employees who have attained age 21 and were employed by us as of January 1, 2010 will begin participation in the employee stock ownership plan on the later of the effective date of the employee stock ownership plan or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 34,200 shares of Versailles Financial Corporation common stock.  The employee stock ownership plan funded its stock purchase with a loan from Versailles Financial Corporation in the amount of $342,000. The loan will be repaid principally through Versailles Savings and Loan Company’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the 20-year term of the loan.  The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal.  The interest rate adjusts annually and will be the prime rate on the first business day of each calendar year, retroactive to January 1 of such year.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as we repay the loan.  The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants.  Participants will become 100% vested upon the completion of six (6) years of service.  Participants who were employed by Versailles Savings and Loan Company immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan.  Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan.  Generally, participants will receive distributions from the employee stock ownership plan upon separation from service.  The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts.  The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities

Under applicable accounting requirements, Versailles Savings and Loan Company will record a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price.  The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in Versailles Financial Corporation’s earnings.

Director Compensation

The following table sets forth for the fiscal year ended June 30, 2011 certain information as to the total remuneration we paid to our directors other than Mr. Ahlers.  Information with respect to director fees paid to Mr. Ahlers is included above in “Executive Officer Compensation—Summary Compensation Table.”

Directors Compensation Table For the Year Ended June 30, 2011
Name	Fees earned or paid in cash ($)	Nonqualified deferred compensation earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
Edward L. Borchers	12,300	—	2,952	15,252
Kevin J. Drees	11,250	—	2,700	13,950
Thomas L. Guillozet	11,450	—	2,748	14,198
James C. Poeppelman	12,400	—	2,976	15,376
____________________________
(1)	No above-market earnings were paid to the named executive officers under the Versailles Savings and Loan Company Deferred Compensation Plan.
(2)
Represents an employer contribution to the Versailles Savings and Loan Company Deferred Compensation Plan on behalf of each director in an amount equal to 24% of the cash compensation a director earned during the year.

 Director Fees

Each individual who serves as a director earns an annual retainer, attendance, committee and special meeting fees.  For the fiscal year ending June 30, 2011, each director was paid an annual retainer of $8,000 and $200 for each regular and special meeting attended.  Committee members do not receive compensation for regular committee meetings held in conjunction with a board meeting, but receive a fee of $200 per hour for each special committee meeting attended. Messrs. Ahlers, Borchers, Drees and Guillozet were paid $2,400 each for regular board and committee attendance fees, and Mr. Poeppelman was paid $2,200 for regular board and committee meeting attendance fees.  Messers. Ahlers, Borchers, Drees, Guillozet and Poeppelman were paid $2,200, $1,900, $850, $1,050 and $2,200, respectively, for special board and committee meeting fees.

Director Plans

Each director is a participant in one or both of the Versailles Savings and Loan Company Deferred Compensation Plans.  Please see the descriptions of each plan set forth above under “Executive Compensation – Deferred Compensation Plans” for further details.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

In the ordinary course of business, Versailles Savings and Loan Company makes loans available to its directors, officers and employees.  The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Versailles Savings and Loan Company to our executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other third persons and must not involve more than the normal risk of repayment or present other unfavorable features.  Versailles Savings and Loan Company is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee.  Additionally, all material affiliate transactions and loans, and any forgiveness of loans, must be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to legal counsel.

Loans to directors, executive officers and employees on their primary residence are included in Versailles Savings and Loan Company’s employee loan program. This program offers fixed rate loans at an interest rate of 1% less than the market rate and 1-year adjustable rate loans at an interest rate of 0.5% less than the market rate.

Set forth below is certain information as to loans made by Versailles Savings and Loan Company to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to Versailles Savings and Loan Company exceeded $120,000 at any time since July 1, 2008, and who participated in the above-referenced employee loan program which is available to all employees and does not give preference to any executive officer or director over any other employee.  The loan in the following table is a first mortgage loan secured by the borrower’s principal place of residence.

Name of individual	Highest Balance Since July 1, 2008	Balance on June 30, 2011	Amount of Principal Paid from July 1, 2008 to June 30, 2011	Amount of Interest Paid from July 1, 2008 to June 30, 2011	Amounts Paid as of June 30, 2011	Interest Rate on June 30, 2011

Jerome F. Bey III (1)	$158,266	$126,970	$31,296	$12,104	$43,400	3.50	%(2)
_________________________
(1)	Mr. Bey was made an officer on August 21, 2009. This loan was made prior to Mr. Bey becoming an officer.
(2)	The loan was modified on September 10, 2010 to reduce the interest rate from 4.125% to 3.50% in accordance with the terms of the employee loan program.

Other than as described above and except for one officer loan whose principal balance has been less than $120,000, since July 1, 2008 , all loans made by Versailles Savings and Loan Company to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Versailles Savings and Loan Company, and did not present any unusual risk of collectability or have any other unfavorable features.  Versailles Savings and Loan Company is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors.

The aggregate amount of our loans to our officers and directors and their related entities was $194,651 at June 30, 2011.  As of June 30, 2011, these loans were performing according to their original terms.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended June 30, 2011 was Crowe Horwath LLP.  Our Audit Committee has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the year ending June 30, 2012, subject to the ratification of the engagement by our stockholders.  At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of Crowe Horwath LLP for the year ending June 30, 2012.  A representative of Crowe Horwath LLP is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he so desires.

Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of Versailles Financial Corporation and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the year ended June 30, 2011 and the year ended June 30, 2010.

	Year Ended June 30, 2011		Year Ended June 30, 2010

Audit Fees		$65,500	$63,000
Audit-Related Fees		―	―
Tax Fees		$7,700	$14,675
All Other Fees	$	―	$121,261

Audit Fees.  Audit fees for 2011 and 2010 were for professional services rendered for the audits of our consolidated financial statements, the review of financial statements included in our annual report on Form 10-K, the review f our quarterly reports on Form 10-Q and consents and other matters regarding SEC filings. Audit fees for 2010 also included the review of financial statements included in our registration statement on Form S-1.

Audit-Related Fees.  There were no audit-related fees for the years ended June 30, 2011 or June 30, 2010.

Tax Fees.   Approximately $7,700 and $8,675 of the tax fees billed in 2011 and 2010, respectively, were for services related to tax compliance.  Approximately $6,000 of the tax fees billed in 2010 were for advice regarding the Ohio state income tax consequences consistent with the federal tax opinion delivered by our legal counsel in connection with our common stock offering, and for Crowe Horwath LLP’s opinion regarding the state income tax consequences of the conversion of Versailles Savings and Loan Company from mutual to stock form of ownership.

All Other Fees. There were no other fees for the year ended June 30, 2011.  Other fees for the year ended June 30, 2010 consisted of fees for services related to our mutual-to-stock conversion and stock offering, including review of the registration statement and prospectus, the issuance of consents, participation in drafting sessions, the preparation of accounting opinions, assistance with responses to regulatory accounting comments and the preparation of a comfort letter.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered, is compatible with maintaining the independence of Crowe Horwath LLP.  The Audit Committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  The audit-related fees, tax fees and all other fees described above were approved as part of our engagement of Crowe Horwath LLP.

In order to ratify the selection of Crowe Horwath LLP as the independent registered public accounting firm for the year ending June 30, 2012, the proposal must receive at least a majority of the votes cast at the annual meeting, without regard to broker non-votes, in favor of such ratification.  The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending June 30, 2012.

PROPOSAL III — APPROVAL OF THE VERSAILLES FINANCIAL CORPORATION
2011 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Versailles Financial Corporation 2011 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of Versailles Financial Corporation and Versailles Savings and Loan Company with additional incentives to promote the growth and performance of Versailles Financial Corporation.  Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 59,850 shares of Versailles Financial Corporation common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 42,750 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 17,100.

The Equity Incentive Plan will be administered by the members of Versailles Financial Corporation Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan.  The Committee has the authority and discretion to select the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the Equity Incentive Plan; and interpreting the Equity Incentive Plan.  The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more member of the Board of Directors who are not “outside directors” the authority to grant certain awards.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Versailles Financial Corporation or a subsidiary of Versailles Financial Corporation, or as the form of payment for grants or rights earned or due under any other plan or arrangement of Versailles Financial Corporation or a subsidiary of Versailles Financial Corporation, including the plan of any entity acquired by Versailles Financial Corporation or a subsidiary of Versailles Financial Corporation.

Eligibility

Employees and directors of Versailles Financial Corporation or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant.  Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant.  Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.  Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted.  Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of Versailles Financial Corporation’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if Versailles Financial Corporation’s common stock was not traded on such date, then on the last preceding date on which any reported sale of Versailles Financial Corporation common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market and without regard to after-hours trading activity.  The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only officers and employees are eligible to receive incentive stock options.  Outside directors may only receive non-qualified stock options under the Equity Incentive Plan.  Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashiers check, (ii) by tendering stock of Versailles Financial Corporation owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing.  The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law.  Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the Equity Incentive Plan

The maximum number of shares of stock that may be available for awards as stock options is 42,750 and for awards of restricted stock is 17,100.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of Versailles Financial Corporation (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.

Performance Features

General.  A federal income tax deduction for Versailles Financial Corporation will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer).  However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit.  The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation.  The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Versailles Financial Corporation as a whole or of any one or more subsidiaries or business units of Versailles Financial Corporation or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the internal

Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Vesting of Awards

If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Versailles Financial Corporation or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, retirement or involuntary termination of employment or service following a change in control.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of Versailles Financial Corporation, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when (a) Versailles Financial Corporation or Versailles Savings and Loan Company merges into or consolidates with another entity or merges another bank or corporation into Versailles Financial Corporation or Versailles Savings and Loan Company, and as a result, less than a majority of the combined voting power of the resulting corporation is held by persons who were stockholders of the Company or the Bank before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Versailles Financial Corporation’ or Versailles Savings and Loan Company’s voting securities; (c) during any period of two consecutive years, individuals who constitute Versailles Financial Corporation’ or Versailles Savings and Loan Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of Versailles Financial Corporation’ or Versailles Savings and Loan Company’s Board of Directors, provided that each director who is first elected by the board by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (d) Versailles Financial Corporation or Versailles Savings and Loan Company sells to a third party all or substantially all of its assets.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with Versailles Financial Corporation or its affiliate or subsidiary; any material violation of one or more of Versailles Financial Corporation’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to Versailles Financial Corporation’s business or reputation, its affiliates and/or its subsidiaries.

If Versailles Financial Corporation is required to prepare an accounting restatement due to the material noncompliance of Versailles Financial Corporation, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Versailles Financial Corporation the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Versailles Financial Corporation for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Versailles Financial Corporation

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting.  The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan.  At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Versailles Financial Corporation will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Versailles Financial Corporation or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Versailles Financial Corporation will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Versailles Financial Corporation will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Versailles Financial Corporation will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. Versailles Financial Corporation may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Versailles Financial Corporation.

Deduction Limits.  Section 162(m) of the Internal Revenue Code generally limits Versailles Financial Corporation’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”).  Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million.  “Qualified performance-based compensation” is not subject to this limit and is fully deductible by Versailles Financial Corporation.  “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.  Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible.  Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit.  The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit.  Versailles Financial Corporation expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards.  However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Versailles Financial Corporation suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under FASB ASC Topic 718, Versailles Financial Corporation is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the stockholder meeting. The Board of Directors recommends a vote “FOR” the approval of the Versailles Financial Corporation 2011 Equity Incentive Plan.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary.  To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 80 days and not more than 90 days before the date of the meeting; provided, that if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such written notice must be received by our Secretary at our principal executive office not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or public disclosure was made.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business proposed to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of Versailles Financial Corporation which are owned beneficially or of record by the stockholder and any such beneficial owner, (d) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of such stockholder in such business, and (e) a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2012 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 27 East Main Street, P.O. Box 92, Versailles, Ohio 45380, no later than June 19, 2012.  If the date of the 2012 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.  In order to be considered at our 2012 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder proposal to take action at such meeting must be received at our executive office not more than 90 days and not less than 80 days prior to the date of such meeting; provided, that if less than 90 days’ notice of such meeting is given to stockholders, such stockholder proposal must be received at our executive office not later than the 10th day following the date on which notice of such meeting was mailed to stockholders.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement.  However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Versailles Financial Corporation.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock.  In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally, by telegraph, telephone or other forms of communication without additional compensation.  Our Annual Report on Form 10-K for the year ended June 30, 2011 has been mailed to all stockholders of record as of September 30, 2011.  Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to us.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Cheryl J. Leach

Cheryl J. Leach
Secretary
Versailles, Ohio
October 17, 2011

Appendix A

Versailles Financial Corporation 2011 Equity Incentive Plan

VERSAILLES FINANCIAL CORPORATION

2011 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1                      Purpose, Effective Date and Term.  The purpose of the Versailles Financial Corporation 2011 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Versailles Financial Corporation (the “Company”), and its Subsidiaries, including Versailles Savings and Loan Company (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders.  The “Effective Date” of the Plan is November 15, 2011, which is the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2                      Administration.  The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3                      Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4                      Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

           Section 2.1                      General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.7, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)           Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii) to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

 (b)           Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2                      Stock Options.

(a)           Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by personal, certified or cashiers’ check; (iv) by other property deemed acceptable by the Committee; or (v) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

(c)           Required Regulatory Provisions.  Notwithstanding any provision herein to the contrary, Employees who are executive officers of the Bank or Company and Directors of the Bank or Company who have been awarded Stock Options under the Plan must exercise or forfeit their Stock Options in the event that the Bank or the Company (i) becomes critically undercapitalized (as defined in 12 C.F.R. Section 565.4), (ii) is subject to Office of Thrift Supervision enforcement action, or (iii) receives a capital directive under 12 C.F.R. Section 565.7.

Section 2.3                      Restricted Stock.

(a)           Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award;  (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Versailles Financial Corporation dated [Date], made pursuant to the terms of the Versailles Financial Corporation 2011 Equity Incentive Plan, copies of which are on file at the executive offices of Versailles Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.

Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)           Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)           Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)           Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)           Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4                      Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

           (a)                 Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)           basic earnings per share;

(ii)           basic cash earnings per share;

(iii)         diluted earnings per share;

(iv)         diluted cash earnings per share;

(v)           net income or net income before taxes;

(vi)         cash earnings;

(vii)        net interest income;

(viii)        non-interest income;

(ix)           general and administrative expense to average assets ratio;

(x)            cash general and administrative expense to average assets ratio;

(xi)           efficiency ratio;

(xii)          cash efficiency ratio;

(xiii)         return on average assets;

(xiv)        cash return on average assets;

(xv)         return on average stockholders' equity;

(xvi)        cash return on average stockholders' equity;

(xvii)       return on average tangible stockholders' equity;

(xviii)      cash return on average tangible stockholders' equity;

(xix)         core earnings;

(xx)          operating income;

(xxi)         operating efficiency ratio;

(xxii)        net interest rate margin or net interest rate spread;

(xxiii)       growth in assets, loans, or deposits;

(xxiv)       loan production volume;

(xxv)        non-performing loans;

(xxvi)       cash flow;

(xxvii)      strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxviii)      any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)           Adjustments.  Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5                      Vesting of Awards.  Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant.  If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control).  Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

Section 2.6                      Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7                      Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.8.                      Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.   Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)           In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c)           Upon Termination of Service for reason of Disability, death or Retirement, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.  Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)           Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)           Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1                      Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2                      Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Fifty-Nine Thousand Eight Hundred and Fifty (59,850) shares of Stock.  The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Forty-Two Thousand Seven Hundred and Fifty (42,750) shares of Stock.  The maximum number of shares of Stock that may be issued as Restricted Stock Awards is Seventeen Thousand One Hundred (17,100) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b)           Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of a Stock Option or Restricted Stock, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option or Restricted Stock is granted or denominated.  To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3                      Corporate Transactions.

(a)           General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options  and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options or Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)           Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.4                      Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1                      Consequence of a Change in Control.  Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately.  Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)           In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2                      Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)           Merger:  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)           Acquisition of Significant Share Ownership:  There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c)           Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the

Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)           Sale of Assets:  The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.  In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.  In addition, in no event shall a reorganization of the Company or Bank solely within its corporate structure constitute a “Change in Control” for purposes of this Agreement.

ARTICLE 5 - COMMITTEE

        Section 5.1                      Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2                      Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)           the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3                      Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4                      Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5                      Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1                      General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2                      Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1                      No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)           No Rights as a Stockholder.  Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2                      Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3                      Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4                      Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5                      Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6                      Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7                      Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8                      Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Accounting Standards Codification (ASC) Topic 718 (formerly, SFAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9                      Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10                      Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11                      Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12                      No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13                      Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Ohio without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in the State of Ohio, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14                      Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15                      Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16                      Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)           in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17                      Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1                      In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)           “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)           “Board” means the Board of Directors of the Company.

(e)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)           “Committee” means the Committee acting under Article 5.

(j)           “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)           “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)           “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)           “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q)           “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)           “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I)           the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)           if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III)           if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder.  For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least thirty (30) miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(t)           “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(u)           “Incumbent Directors” means:

(I)           the individuals who, on the date hereof, constitute the Board; and

(II)           any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(v)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(w)           “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)            “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)           “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)           “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(aa)           “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased.  A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(bb)           “SEC” means the United States Securities and Exchange Commission.

(cc)           “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd)           “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(ee)           “Stock” means the common stock of the Company, $0.01 par value per share.

(ff)           “Stock Option” means an ISO or a Non-Qualified Option.

(gg)           “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(hh)           “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section (ll), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III)           If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(IV)           A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(V)           Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (ii), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(VI)           With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(ii)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(jj)           “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2                      In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)           indications of time of day mean Ohio time;

(f)           “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)           the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)           any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)           all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

VERSAILLES FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
November 15, 2011

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Versailles Financial Corporation which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders of Versailles Financial Corporation to be held at the main offices at 27 East Main Street, Versailles, Ohio at 10:00 a.m. (local time) on Tuesday, November 15, 2011.  The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:
1.

The election as directors of all nominees listed below (except as marked to the contrary below)

Edward L. Borchers

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

_________________________________

_________________________________

		FOR ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
2.	The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	The approval of the Versailles Financial Corporation 2011 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, after notification to the Secretary of Versailles Financial Corporation at the Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force or effect.  This proxy may also be revoked by sending written notice to the Secretary of Versailles Financial Corporation at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy card prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Versailles Financial Corporation prior to the execution of this proxy of a Notice of the Meeting and Proxy Statement dated October 17, 2011 and the Annual Report on Form 10-K for the year ended June 30, 2011.

Dated: _________________, 2011	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.